Loans, borrowings, leases, cash and cash equivalents and short-term investments - Net debt and Short-term investments (Details) - USD ($) $ in Millions		Jun. 30, 2023	Mar. 31, 2023	Dec. 31, 2022	Jun. 30, 2022	Mar. 31, 2022	Dec. 31, 2021
Notes and other explanatory information [abstract]
Debt contracts		$ 12,417		$ 11,181
Leases		1,520		1,531
Total of loans, borrowings and leases		13,937		12,712
Cash and cash equivalents		4,983	$ 4,705	4,736	$ 7,185	$ 9,061	$ 11,721
Short-term investments	[1]	46		61
Net debt (cash)		$ 8,908		$ 7,915

[1]	Substantially comprises investments in exclusive investment fund, whose portfolio is composed of committed transactions and Selic Treasury Notes (“LFTs”), which are floating-rate securities issued by the Brazilian government.